Fair Value Measurements	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Fair Value Measurements
3. Fair Value Measurements
The Company’s cash equivalents consist of investments in a U.S. government money market fund stated at carrying value, which approximates fair value and is based on quoted prices in active markets for identical securities. Cash is stated at carrying value, which approximates fair value due to its short-term nature. The carrying values of the Company’s prepaid expenses, other current assets, accounts payable and accrued expenses approximate their fair values due to the short-term nature of these assets and liabilities. The carrying value of the Company’s convertible SAFE Note, gross of unamortized discount, was estimated using a probability-weighted present value model, which involved the use of significant unobservable inputs (see Note 6). There have been no transfers between fair value levels during the years ended December 31, 2023 and December 31, 2022.
The following table presents information about the Company’s financial assets and liabilities measured at fair value on a recurring basis and indicates the level of the fair value hierarchy utilized to determine such fair values:

	As of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents (money market)	$102,484	$—	$—	$102,484

	$102,484	$—	$—	$102,484

	As of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Assets:
Cash equivalents (money market)	$74,802	$—	$—	$74,802

	$74,802	$—	$—	$74,802

The following table sets forth a roll forward of changes in the fair value of financial liabilities, gross of unamortized discount, classified as Level 3 in the fair value hierarchy:

Convertible SAFE Note, gross
Beginning balance at December 31, 2022	$—
Convertible SAFE Note issuance at August 24, 2023	4,000
Change in estimated fair value since issuance	530
Conversion of SAFE Note into common stock in connection with initial public offering	(4,530)

Ending balance at December 31, 2023	$—

The valuation models used to estimate the fair value of the Company’s convertible SAFE Note considered the estimated probabilities of each of qualified equity financing, public offering, and change of control events, together with corresponding estimated periods of time from each valuation date until the achievements of each such event. Future values were converted to present value using a discount rate appropriate for probability-adjusted cash flows. The ranges of the significant unobservable inputs used in the valuation model to estimate the fair value of the Company’s convertible SAFE Note that was categorized within Level 3 of the fair value hierarchy as of August 24, 2023 (issuance) until November 2, 2023 (settlement) were as follows (not stated in thousands):

Probability of meeting qualified equity financing event	10.0% - 20.0%
Probability of meeting public offering event	75.0% - 85.0%
Probability of meeting change in control event	5%
Time until qualified equity financing event (in years)	0.17 - 0.27
Time until public offering event (in years)	0.08 - 0.19
Time until change in control event (in years)	0.50 - 0.60

In connection with the closing of the Company’s IPO on November 7, 2023, the underwriters of the IPO were granted an option for a period of 30 days to purchase up to 1,363,636 additional shares from the Company at the public offering price of $11.00 per share less the underwriting discount, of which 1,048,746 shares were exercised (see Note 8). The total grant date fair value of this option of approximately $1.2 million, or $0.85 per share, was recorded as an offset to additional paid-in
capital and was estimated using a Black-Scholes model incorporating the following assumptions (not stated in thousands):

Stock price	$11.00
Exercise price	$11.00
Weighted average risk-free interest rate	5.53%
Expected term (in years)	0.08
Expected volatility	65.88%
Expected dividend yield	0.00%